Exhibit 10.1
FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED AGREEMENT
OF LIMITED PARTNERSHIP
OF BRIXMOR OPERATING PARTNERSHIP LP

THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF BRIXMOR OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Partnership”), dated as of May 27, 2026 (as amended, the “Partnership Agreement”), is made and entered into by and among Brixmor OP GP LLC, a Delaware limited liability company, as the General Partner, BPG Subsidiary LLC, a Delaware limited liability company, as a Limited Partner, and BPG Sub LLC, a Delaware limited liability company, as a Limited Partner. Capitalized terms used herein and not defined shall have the meanings given to them in the Partnership Agreement.
WHEREAS, Section 4.2 of the Partnership Agreement grants the General Partner authority to cause the Partnership to issue interests in the Partnership to Persons other than the General Partner in one or more classes or series, with such designations, preferences and relative, participating optional or other special rights, powers and duties as may be determined by the General Partner in its sole and absolute discretion, subject to applicable Delaware law;
WHEREAS, the General Partner desires to create a new series of Partnership Preferred Units designated as Series A Preferred Units and to make appropriate amendments to the Partnership Agreement to reflect the creation of the Series A Preferred Units and set forth the designations, rights and preferences thereof;
WHEREAS, pursuant to Section 14.2 of the Partnership Agreement, the General Partner may, without the consent or approval of any other Partner or any other Person, amend the Partnership Agreement to effect the creation or establishment of a series of the Partnership; and
WHEREAS, solely to the extent necessary to effect the creation and establishment of the Series A Preferred Units with the terms and conditions described herein, the following shall amend the Partnership Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Article I of the Partnership Agreement is hereby amended by adding the following definitions:
A “Change of Control” shall be deemed to have occurred at such time after the Issue Date when the following have occurred and are continuing:
(a)the acquisition by any Person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition or series of purchases, mergers or other acquisition transactions of securities of the Parent entitling that Person to exercise more the fifty percent (50%) of the total voting power of all shares of beneficial interest of the Parent entitled to vote generally in elections of directors

(except that such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and
(b)following the closing of any transaction referred to in clause (a) above, neither the Parent nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (“NYSE”), the NYSE MKT or the NASDAQ Stock Market (“NASDAQ”), or listed on an exchange that is successor to the NYSE, NYSEE MKT or NASDAQ.
“Series A Preferred Units” means the series of Partnership Preferred Units designated as Series A Preferred Units, representing a fractional, undivided share of the Partnership Interests, with the distribution rights, rights upon liquidation, winding up and dissolution, redemption, conversion and exchange rights and other terms as described herein.
“Series A Preferred Cut-Off Date” means the fifth (5th) Business Day after the General Partner’s receipt of a Series A Preferred Redemption Demand Notice or a Series A Preferred Conversion Notice (each as defined below).

“Series A Preferred Redemption Demand Notice” means the form of the Notice of Redemption Demand attached as Exhibit A hereto.

“Series A Preferred Conversion Notice” means the form of the Notice of Conversion or Exchange attached as Exhibit B hereto.
2.    In accordance with Section 4.2.A of the Partnership Agreement, set forth below are the terms and conditions of the Series A Preferred Units hereby established:
A.Designation. A series of Partnership Preferred Units, designated as Series A Preferred Units, is hereby established.
B.Rank. The Series A Preferred Units, with respect to rights to the payment of dividends and the distribution of assets upon the liquidation, winding up or dissolution of the Partnership, rank (a) senior to the Partnership Common Units and all other Partnership Interests issued in the future by the Partnership, the terms of which do not expressly provide that such Partnership Interests rank on a parity with the Series A Preferred Units, and (b) pari passu to all Partnership Interests existing and issued in the future by the Partnership the terms of which expressly provide that such Partnership Interests rank on a parity with the Series A Preferred Units.
C.Distributions.
(i)Pursuant to Section 5.1 of the Partnership Agreement, the holders of the then-outstanding Series A Preferred Units shall be entitled to receive, when, as and if authorized by the General Partner, out of the Partnership’s Net Income, an amount per unit equal to 5.00% of the $25.00 liquidation preference per annum (equivalent to a fixed annual amount of $1.25 per unit).
(ii)Distributions on the Series A Preferred Units shall accrue and be fully cumulative from the date of original issuance and shall be payable quarterly when, as and if authorized by the General Partner, in equal amounts in arrears on the fifteenth day of each January, April, July and October or, if not a

Business Day, the next succeeding Business Day (each, a “Series A Preferred Unit Distribution Payment Date”). Any distribution (including the initial distribution) payable on the Series A Preferred Units for any partial distribution period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. “Distribution Period” shall mean the period from and including the date of original issuance and ending on but excluding the fifteenth day of July 2026, and each subsequent period from and including such Series A Preferred Unit Distribution Payment Date and ending on but excluding the next following Series A Preferred Unit Distribution Payment Date. For the avoidance of doubt, the first Distribution Period is the period from and including May 27, 2026 (the “Issue Date”) and ending on but excluding the fifteenth day of July 2026 (or, if not a Business Day, the next succeeding Business Day).
(iii)No distribution on the Series A Preferred Units shall be authorized by the General Partner or declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the General Partner or the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series A Preferred Units which may be in arrears.
(iv)Notwithstanding the foregoing, distributions with respect to the Series A Preferred Units shall accumulate whether or not any of the foregoing restrictions exist, whether or not there are funds legally available for the payment thereof and whether or not such distributions are authorized as of the applicable Series A Preferred Unit Distribution Payment Date on which they first become payable. Accumulated but unpaid distributions on Series A Preferred Units shall not bear interest and holders of the Series A Preferred Units shall not be entitled to any distributions, whether payable in cash, property or Partnership Interests, in excess of full cumulative distributions. Any distribution payment made on the Series A Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such units which remains payable.
(v)Except as provided in section 2.C.(vi), unless full cumulative distributions have been or contemporaneously are declared and paid or authorized, declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Units for all past distribution periods and the then current distribution period, no distributions (other than distributions authorized, declared or paid in Partnership Interests ranking junior to the Series A Preferred Units as to the payment of dividends and the distribution of assets upon any liquidation, winding up or dissolution of the Partnership) shall be authorized, declared or paid or set apart for payment nor shall any other distribution be authorized, declared or made upon any other Partnership Interests ranking, as to the payment of distributions or the distribution of assets upon any liquidation, winding up or dissolution of the Partnership, junior to or on a parity with the Series A Preferred Units for any period, nor shall any other Partnership Interests ranking junior to or on a parity with the Series A Preferred Units as to the payment of distributions or the distribution of assets upon any liquidation, winding up or dissolution of the Partnership, be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Partnership Interests) by the Partnership (except by conversion into or exchange for Partnership Interests ranking junior to the Series A Preferred Units as to the payment of distributions and the distribution of assets upon any liquidation, winding up or dissolution of the affairs of the Partnership). For the avoidance of doubt, this section 2.C.(v) shall not restrict the ability of the General Partner to assume the redemption right as provided in Section 15.1 of the Partnership Agreement.
(vi)When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Units and any other Partnership Interests ranking on a parity as to the payment of distributions with the Series A Preferred Units, all distributions authorized and declared upon the Series A Preferred Units and any other Partnership Interests ranking on a parity as to the payment of distributions with the Series A Preferred Units shall be declared pro rata so that the amount of distributions authorized and declared per Series A Preferred Unit and any other Partnership Interests ranking on a parity as to the payment of distributions with the Series A Preferred Units shall in all cases bear to each other the same ratio that accumulated distributions per each Series A Preferred Unit and such other Partnership Interests (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such other Partnership Interests do not have a cumulative distribution) bear to each other.
D.Allocations. Allocations of the Partnership’s items of income, gain, loss and deduction shall be allocated among holders of Series A Preferred Units in accordance with Article 6 of the Partnership Agreement.
E.Liquidation Preference.

(i)In the event of any voluntary or involuntary liquidation, winding up or dissolution of the Partnership, the holders of the Series A Preferred Units shall be entitled to receive out of the assets of the Partnership available for distribution to the Partners pursuant to Section 13.2.A of the Partnership Agreement a liquidation preference of $25.00 per Series A Preferred Unit, plus an amount equal to any accumulated and unpaid distributions (whether or not earned or authorized) to the date of payment (the “Series A Liquidation Value”), before any distribution of assets is made to holders of any other Partnership Interests that rank junior to the Series A Preferred Units as to the distribution of assets upon the liquidation, winding up or dissolution of the Partnership.

(ii)If upon any such voluntary or involuntary liquidation, winding up or dissolution of the Partnership, the assets of the Partnership legally available for distribution to its Partners are insufficient to make such full payment to the holders of the Series A Preferred Units, and the corresponding amounts payable on all other Partnership Interests ranking on a parity with the Series A Preferred Units as to the distribution of assets upon the liquidation, winding up or dissolution of the Partnership, then the holders of the Series A Preferred Units, and all other holders of such Partnership Interests on a parity with the Series A Preferred Units shall share ratably in any such distribution of assets in proportion to the full liquidating distributions (including, if applicable, accumulated and unpaid distributions) to which they would otherwise be respectively entitled.
(iii)After payment of the full amount of the Series A Liquidation Value, the holders of the Series A Preferred Units, shall have no right or claim to any of the remaining assets of the Partnership.
(iv)None of a consolidation or merger of the Partnership with or into another entity, a merger of another entity with or into the Partnership, a statutory unit exchange by the Partnership or a sale, lease or conveyance of all or substantially all of the Partnership’s property or business shall be considered a liquidation, winding up or dissolution of the affairs of the Partnership.
F.Redemption, Conversion and Exchange Rights.
(i)Notwithstanding any other provision of the Partnership Agreement to the contrary, holders of the Series A Preferred Units shall have the right to require the Partnership to redeem all or a portion of the Series A Preferred Units at any time after the date hereof (the “Series A Preferred Redemption Right”). The Series A Preferred Redemption Right shall be exercised pursuant to a Series A Preferred Redemption Demand Notice delivered to the General Partner and the Parent by the holder (the “Series A Preferred Redeeming Party”) when exercising the Series A Preferred Redemption Right. The Partnership’s

obligation to effect a Series A Preferred Redemption Right, however, shall not arise or be binding against the Partnership until the earlier of (a) the date the General Partner, on behalf of the Partnership, notifies the Series A Preferred Redeeming Party that the Parent has not elected to satisfy the Series A Preferred Redemption Right by acquiring some or all of the Series A Preferred Units tendered for redemption (such units, the “Series A Preferred Redemption Tendered Units”) in exchange for Parent Shares and (b) the Business Day following the Series A Preferred Cut-off Date. If the Parent does not elect to satisfy the Series A Preferred Redemption Right by acquiring some or all of the Series A Preferred Redemption Tendered Units in exchange for Parent Shares (or fails to make any election prior to the close of business on the Series A Preferred Cut-off Date), then the Series A Preferred Redemption Right shall be satisfied by the Partnership in cash. In the event the Series A Preferred Redemption Right shall be satisfied in cash, an amount equal to the Series A Liquidation Value of such Series A Preferred Redemption Tendered Units shall be delivered as a certified or bank check payable to the Series A Preferred Redeeming Party or, in the General Partner’s sole and absolute discretion, in immediately available funds, in each case, on or before the tenth (10th) Business Day following the date on which the General Partner receives a Series A Preferred Redemption Demand Notice from the Series A Preferred Redeeming Party (the “Preferred Redemption Date”). From and after the Preferred Redemption Date, the Series A Preferred Redemption Tendered Units shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series A Preferred Units shall cease.
(ii)Notwithstanding the provisions of section 2.F.(i) hereof, on or before the close of business on the Series A Preferred Cut-Off Date, the Partnership may, in the General Partner’s sole and absolute discretion, elect to require the Parent to acquire some or all of the Series A Preferred Redemption Tendered Units from the Series A Preferred Redeeming Party in exchange for Parent Shares. If the Partnership elects to require the Parent to acquire some or all of the Series A Preferred Redemption Tendered Units pursuant to this section 2.F.(ii), the Partnership shall give written notice thereof to the Series A Preferred Redeeming Party on or before the close of business on the Series A Preferred Cut-Off Date. If the Partnership elects to require the Parent to acquire any of the Series A Preferred Redemption Tendered Units for Parent Shares, the Parent shall deliver such Parent Shares to the Series A Preferred Redeeming Party pursuant to the terms of this section 2.F.(ii), in which case (1) the Parent shall assume directly the obligation with respect thereto and shall satisfy the Series A Preferred Redeeming Party’s exercise of its Series A Preferred Redemption Right with respect to such Series A Preferred Redemption Tendered Units and (2) such transaction shall be treated, for federal income tax purposes, as a transfer by the Series A Preferred Redeeming Party of such Series A Preferred Redemption Tendered Units to the Parent in exchange for a number of Parent Shares (rounded as provided in section 2.F.(x) below) equal to the Series A Liquidation Value of such Series A Preferred Units tendered for redemption divided by the Value of the Parent Shares as of the date of the Series A Preferred Redemption Demand Notice (such amount, the “Series A Preferred Redemption Parent Shares Amount”). The Series A Preferred Redeeming Party shall submit (a) such information, certification or affidavit as the Parent may reasonably require in connection with the application of the Parent Share Ownership Limit to any such acquisition and (b) such written representations, investment letters, legal opinions or other instruments necessary, in the Parent’s view, to effect compliance with the Securities Act. A number of Parent Shares equal to the Series A Preferred Redemption Parent Shares Amount shall be delivered by the Parent as duly authorized, validly issued, fully paid and non-assessable Parent Shares, free of any pledge, lien, encumbrance or restriction, other than the Parent Share Ownership Limit, the Securities Act and relevant state securities or “blue sky” laws. Neither any Series A Preferred Redeeming Party whose Series A Preferred Redemption Tendered Units are acquired by the Parent pursuant to this section 2.F.(ii) nor any other interested Person shall have any right to require or cause Parent to register, qualify or list any Parent Shares owned or held by such Person, whether or not such Parent Shares are issued pursuant to this section 2.F.(ii), with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between Parent and any such Person. Notwithstanding any delay in such delivery, the Series A

Preferred Redeeming Party shall be deemed the owner of such Parent Shares for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Preferred Redemption Date. Parent Shares delivered upon an acquisition of the Series A Preferred Redemption Tendered Units by the Parent pursuant to this section 2.F.(ii) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Parent in good faith determines to be necessary or advisable in order to ensure compliance with such laws.
(iii)In addition to the holders’ Series A Preferred Redemption Right, holders of the Series A Preferred Units shall have the right to convert or exchange, as applicable (the “Series A Conversion”), some or all of such Series A Preferred Units (such units, the “Series A Preferred Conversion Tendered Units”) at any time and from time to time into the number of Partnership Common Units or alternatively Parent Shares (as indicated on the Series A Preferred Conversion Notice) determined in accordance with the following formula: the Series A Liquidation Value of the Series A Preferred Conversion Tendered Units to the date of such conversion or exchange divided by the price set forth on Schedule 1 (the “Series A Conversion Price”) (as appropriately adjusted for any stock splits, stock dividends or similar transactions after the date hereof, as described in section 2.F.(vii) below), rounded as provided in section 2.F.(x) below (such number of shares or units, the “Series A Preferred Converted Number”). Any Series A Conversion shall be exercised pursuant to a Series A Preferred Conversion Notice delivered to the General Partner and the Parent by the holder when exercising the Series A Conversion (the “Series A Preferred Converting Party”). To the extent the holder elects Partnership Common Units in the Series A Conversion, the Partnership shall issue and deliver within ten (10) Business Days after the date of the Conversion Notice, to such holder of Series A Preferred Units, a number of Partnership Common Units equal to the Series A Preferred Converted Number.
(iv)To the extent the holder elects a Series A Conversion by requesting an exchange of the Series A Preferred Conversion Tendered Units for Parent Shares, the Series A Conversion may be satisfied by the Partnership and the Parent by either delivering to the Series A Preferred Converting Party (a) the Series A Converted Number of Parent Shares or (b) a certified or bank check in an amount equal to the product of the Series A Preferred Converted Number of Parent Shares and the Value (using the date of receipt by the General Partner of the Series A Preferred Conversion Notice as the Valuation Date) payable to the Series A Preferred Converting Party or, in the General Partner’s sole and absolute discretion, immediately available funds, in each case, on or before the tenth (10th) Business Day following the date on which the General Partner receives a Series A Preferred Conversion Notice from the Series A Preferred Converting Party. In such case, the Partnership’s obligation to effect the Series A Conversion shall not arise or be binding against the Partnership until the earlier of (1) the date the General Partner, on behalf of the Partnership, notifies the Series A Preferred Converting Party that the Partnership has not elected to satisfy the Series A Conversion for cash and (2) the Business Day following the Series A Preferred Cut-off Date. If the Partnership does not elect to satisfy the Series A Conversion in cash (or fails to make any election prior to the close of business on the Series A Preferred Cut-off Date), then the Series A Conversion shall be satisfied by the Parent in Parent Shares as provided in section 2.F.(v) below. From and after the effective date of the conversion or exchange of Series A Preferred Conversion Tendered Units, such Series A Preferred Conversion Tendered Units shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series A Preferred Units shall cease.
(v)To the extent the holder elects a Series A Conversion by requesting an exchange of the Series A Preferred Conversion Tendered Units for the Series A Converted Number of Parent Shares, and if the Partnership has not elected to satisfy such requested Series A Preferred Conversion for cash prior to the relevant Series A Preferred Cut-off Date, the Parent shall deliver the Series A Preferred Converted Number of Parent Shares to the Series A Preferred Converting Party pursuant to the terms of this section 2.F.(v), in which case (1) the Parent shall assume directly the obligation with respect thereto and shall satisfy the Series A Preferred Converting Party’s exercise of its Series A Conversion with respect to such Series A Preferred

Conversion Tendered Units and (2) such transaction shall be treated, for federal income tax purposes, as a transfer by the Series A Preferred Converting Party of such Series A Preferred Conversion Tendered Units to the Parent in exchange for a number of Parent Shares (rounded as provided in section 2.F.(x) below) equal to the Series A Preferred Converted Number of Parent Shares. On the applicable conversion date, the Series A Preferred Converting Party shall sell such number of the Series A Preferred Conversion Tendered Units to the Parent in exchange for a number of Parent Shares equal to the Series A Preferred Converted Number. The Series A Preferred Converting Party shall submit (a) such information, certification or affidavit as the Parent may reasonably require in connection with the application of the Parent Share Ownership Limit to any such acquisition and (b) such written representations, investment letters, legal opinions or other instruments necessary, in the Parent’s view, to effect compliance with the Securities Act. A number of Parent Shares equal to the Series A Preferred Converted Number shall be delivered by the Parent as duly authorized, validly issued, fully paid and non-assessable Parent Shares, free of any pledge, lien, encumbrance or restriction, other than the Parent Share Ownership Limit, the Securities Act and relevant state securities or “blue sky” laws. Neither any Series A Preferred Converting Party whose Series A Preferred Conversion Tendered Units are acquired by the Parent pursuant to this section 2.F.(v), any Partner, any Assignee nor any other interested Person shall have any right to require or cause Parent to register, qualify or list any Parent Shares owned or held by such Person, whether or not such Parent Shares are issued pursuant to this Section 2.F.(v), with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between Parent and any such Person. Notwithstanding any delay in such delivery, the Series A Preferred Converting Party shall be deemed the owner of such Parent Shares for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the applicable redemption date. Parent Shares delivered upon an acquisition of the Series A Preferred Conversion Tendered Units by the Parent pursuant to this section 2.F.(v) may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as the Parent in good faith determines to be necessary or advisable in order to ensure compliance with such laws.
(vi)Subject to the Parent Share Ownership Limit, no Series A Preferred Redeeming Party or Series A Preferred Converting Party may effect a redemption, conversion or exchange for fewer than 60,997 Series A Preferred Units or that results in fewer than 60,997 Series A Preferred Units owned by such holder outstanding, unless such Series A Preferred Redeeming Party or Series A Preferred Converting Party redeems, converts or exchanges all of the Series A Preferred Units held by such party, without, in each case, the Consent of the General Partner, which may be given or withheld in its sole and absolute discretion.
(vii)If a holder of Series A Preferred Units has not elected to convert, redeem or exchange its Series A Preferred Units on or prior to the ten (10)-year anniversary of the Issue Date (or, if earlier, in connection with a Change of Control of the Parent), then the Partnership may, at any time thereafter, (1) redeem all (and not less than all) of the Series A Preferred Units then outstanding for the Series A Liquidation Value of such Series A Preferred Units so redeemed. The General Partner will provide notice thirty (30) days prior to any such redemption, and such holder may elect within twenty (20) days of such notice to convert its Series A Preferred Units into Partnership Common Units or alternatively Parent Shares pursuant to the procedures set forth in section 2.F.(iii) above. If such holder makes such an election, then the procedures set forth in section 2.F.(iii) through (v) shall apply. Otherwise, from and after the applicable effective redemption date, the Series A Preferred Units so redeemed shall no longer be outstanding and all rights hereunder, to distributions or otherwise, with respect to such Series A Preferred Units shall cease.
(viii)In connection with a Change of Control of the Parent, if the Partnership does not elect to redeem the Series A Preferred Units, the Partnership shall cause the surviving entity or its parent to assume the Series A Preferred Units or provide holders with a substantially equivalent security having substantially the same dividend rate, liquidation preference and conversion rights (appropriately adjusted to reflect such Change of Control transaction and to provide for conversion into the equity securities of the surviving entity or its parent).
(ix)The Series A Conversion Price shall be subject to adjustment from time to time hereafter solely for purposes of applying section 2.F.(iii), as follows; it being intended that such adjustments to the Series A Conversion Price are to be made in order to avoid unintended dilution or anti-dilution as a result of transactions in which Partnership Common Units are issued, redeemed or exchanged without a corresponding issuance, redemption or exchange of Series A Preferred Units:
(1)    In case the Partnership shall, at any time or from time to time prior to conversion of all Series A Preferred Units, (A) pay a dividend or make a distribution on the outstanding Partnership Common Units, in Partnership Common Units, (B) split or subdivide the outstanding Partnership Common Units into a larger number of Partnership Common Units, (C) effect a reverse unit split or otherwise combine the outstanding Partnership Common Units into a smaller number of Partnership Common Units, (D) issue by reclassification of the Partnership Common Units any units of Partnership Interests or (E) otherwise reclassify, reorganize or change the outstanding Partnership Common Units (including in connection with any merger, consolidation or similar transaction involving the Partnership or the Parent), then, and in each such case, the Series A Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any Series A Preferred Units thereafter surrendered for conversion shall be entitled to receive the Partnership Common Units or Parent Shares that such holder would have been entitled to receive after the happening of any of the events described above, had such Series A Preferred Units been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this sub-paragraph 2.F.(ix)(1) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Partnership Common Units entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification, reverse unit split, combination, reorganization, merger, consolidation or similar transaction, at the close of business on the day upon which such action becomes effective.
(2)     The General Partner shall provide notice to holders of the Series A Preferred Units following the occurrence of any transaction or event described in sub-paragraph 2.F.(ix)(1) that results in an adjustment to the Series A Conversion Price as soon as reasonably practicable following such transaction or event.
(x)In the event the number of Partnership Common Units to which a holder is entitled upon conversion, redemption or exchange of its Series A Preferred Units is not equal to a whole number, the holder shall be paid (a) that number of Parent Shares or Partnership Common Units, as the case may be, which equals the nearest whole number less than such amount plus (b) an amount of cash which the General Partner determines, in its reasonable discretion, to represent the fair value of the remaining fractional Parent Share or Partnership Common Units, as the case may be, which would otherwise be payable to such holder.
G.No Voting Rights. The Series A Preferred Units shall have the same voting rights as other limited partners holding Partnership Preferred Units. Except as required by applicable law, the Series A Preferred Units shall have no voting rights or rights to consent to any matter requiring the consent or approval of the Limited Partners.
H.Transfer. The Series A Preferred Units shall be subject to the transfer restrictions set forth in Section 11.3.A in the Partnership Agreement.

3.Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.
4.This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to conflicts of law.
5.If any provision of this Amendment is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.
GENERAL PARTNER:

BRIXMOR OP GP LLC,
a Delaware limited liability company,

By: /s/ Steven F. Siegel
Name: Steven F. Siegel
Title: Executive Vice President, General Counsel and Secretary

LIMITED PARTERS:

BPG SUBSIDIARY LLC,
a Delaware limited liability company,

By: /s/ Steven F. Siegel
Name: Steven F. Siegel
Title: Executive Vice President, General Counsel and Secretary

BPG SUB LLC,
a Delaware limited liability company,

By: /s/ Steven F. Siegel
Name: Steven F. Siegel
Title: Executive Vice President, General Counsel and Secretary

Exhibit A
Notice of Redemption
The undersigned holder of Series A Preferred Units (the “Seller”) hereby irrevocably tenders for redemption Series A Preferred Units in Brixmor Operating Partnership LP in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of Brixmor Operating Partnership LP, dated as of October 28, 2019, as amended by Amendment No. 1 thereof, dated as of May 27, 2026, and as further amended from time to time (the “Agreement”), and the redemption rights referred to therein. The undersigned holder:
(a)undertakes (i) to surrender such Series A Preferred Units and any certificate therefor at the closing of the redemption and (ii) to furnish the General Partner, prior to the Preferred Redemption Date, the documentation, instruments and information required under section 2.F.(ii) as requested by the General Partner.

(b)directs that the certificated check representing the cash redemption consideration, or the Parent Shares, deliverable upon the closing of such redemption be delivered to the address specified below;

(c)Represents, warrants, certifies and agrees that:

(i)the undersigned holder has, and at the closing of the redemption will have, good, marketable and unencumbered title to such Series A Preferred Units, free and clear of the rights or interest of any other person or entity,
(ii)the undersigned holder has, and at the time of closing of the redemption will have, the full right, power and authority to tender and surrender such Series A Preferred Units as provided herein, and
(iii)the undersigned holder has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

(d)acknowledges that the undersigned will continue to own such Series A Preferred Units until and unless such redemption transaction closes.

All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to the respectively in the Agreement.
Dated: ____________________________________________
Name of holder: ____________________________________________
____________________________________________
(Signature of holder)

Exhibit B
Notice of Conversion
The undersigned holder of Series A Preferred Units hereby irrevocably requests Brixmor Operating Partnership LP, a Delaware limited partnership (the “Partnership”), to convert the number of Series A Preferred Units stated herein into the right to receive Partnership Common Units or Parent Shares (as defined in the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as amended by Amendment No. 1 thereof, dated as of May 27, 2026, and as further amended from time to time (the “Agreement”)) in accordance with the terms of the Agreement; and the undersigned irrevocably (i) surrenders such Series A Preferred Units and all right, title and interest therein and (ii) directs that the Partnership Common Units or Parent Shares, if any, deliverable in accordance with this Notice be delivered in the name(s) and at the address(es) specified below. The undersigned understands that if it selects Parent Shares to receive upon conversion, the Partnership can instead provide cash in lieu of delivering shares, in accordance with the Agreement.
The undersigned hereby represents, warrants, and certifies that the undersigned (a) has good and unencumbered title to the Series A Preferred Units that are the subject of this Notice, free and clear of the rights or interests of any other person or entity, (b) has the full right, power, and authority to request the conversion requested herein and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion and surrender.
Number of Series A Preferred Units Tendered: ____________
Request to Receive Upon Conversion (mark one): ☐ Partnership Common Units ☐Parent Shares

Dated:______________________________________

Name: ______________________________________
(Please Print)

______________________________________
(Signature)

______________________________________
(Street Address)

______________________________________
(City) (State) (Zip Code)